UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 01, 2007

Industrial Distribution Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13195	58-2299339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 East Paces Ferry Road, Suite 1575 Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (404) 949-2100

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 1, 2007, Industrial Distribution Group, Inc. ("IDG") issued a press release reporting that the stockholders of IDG elected Ajita G. Rajendra as a new Class III Director of IDG with an initial three-year term ending in 2010. This release also describes the stockholder voting results with respect to the other matters presented to the stockholders at the annual meeting of stockholders held on May 1, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

99.1	Press Release, dated May 1, 2007, issued by Industrial Distribution Group, Inc. reporting election of Ajita G. Rajendra as a new Director of IDG and results of voting on other matters presented to IDG stockholders at the 2007 annual meeting of stockholders.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Distribution Group, Inc. (Registrant)
May 01, 2007 (Date)	/s/ JACK P. HEALEY Jack P. Healey Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release, dated May 1, 2007, issued by Industrial Distribution Group, Inc. reporting election of Ajita G. Rajendra as a new Director of IDG and results of voting on other matters presented to IDG stockholders at the 2007 annual meeting of stockholders.